T. Rowe Price GNMA Fund

Supplement to prospectus dated October 1, 2005

On February 7, 2006, the Board of Trustees approved a proposed amendment to the GNMA fund`s investment objective. The change is subject to shareholder approval at a meeting scheduled for April 19, 2006. Proxy materials describing the proposal and the reasons for the proposal were mailed to shareholders on February 28, 2006. All shareholders of record as of February 21, 2006 will receive the proxy.

The fund`s current objective is to seek "high current income consistent with maximum credit protection and moderate price fluctuation by investing exclusively in securities backed by the full faith and credit of the U.S. government and instruments linked to these securities."

The Board proposes that the objective be changed as follows: "the fund`s objective is to seek high current income consistent with high overall credit quality and moderate price fluctuation by investing at least 80% of its total assets in GNMA securities backed by the full faith and credit of the U.S. government."

The new objective would differ from the current objective in two significant respects. First, the new objective would require that 80% of fund total assets be invested in GNMA securities backed by the full faith and credit of the U.S. government. The current objective requires that 100% of the fund`s assets be invested in securities backed by the full faith and credit of the U.S. government, but not necessarily GNMA securities.

Secondly, under the proposed new objective up to 20% of the fund`s total assets could be invested in securities not backed by the full faith and credit of the U.S. government. The other 20% of the fund`s securities could be invested in a wide variety of government and nongovernment securities and investments including derivatives. The fund`s Board of Trustees has indicated that it will require the fund`s non-GNMA fixed-income securities to have a credit rating of at least AA or the equivalent as determined by a national rating organization or, if unrated, deemed to be of comparable quality by T. Rowe Price. While it has no current intention to do so, the Board could authorize the fund to invest in lower quality securities at some time in the future. Under the current objective, the fund may not invest in any securities not backed by the full faith and credit of the U.S. government.

Securities backed by the full faith and credit of the U.S. government are considered to have no credit risk. While the non-GNMA fixed-income securities that the fund would be eligible to invest in must be rated at least AA (or the equivalent), they will have some credit risk. Credit risk is the risk that an issuer will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price. By conducting thorough credit research of its non-GNMA securities, T. Rowe Price will seek to reduce this risk.

The fund can currently invest in derivatives such as futures and certain types of stripped-mortgage securities. If the proposal is adopted, the fund`s derivative investment could expand to include other types of derivatives including, but not limited to, swaps and structured notes.

Derivatives will be used if the expected risks and rewards are consistent with fund objectives, policies, and overall risk profile. Generally, the fund would use these additional derivatives where they would help accomplish the following: hedge against a decline in principal value, increase yield, invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment, or adjust portfolio duration.

The use of derivatives involves risks including that they may not always be successful hedges; using them could lower fund total return, their prices can be highly volatile, the potential loss from the use of derivatives can exceed a fund`s initial investment in such instruments, and the other party to the derivative instrument could default on its obligations.

The Board believes the proposed change to the fund`s objective, including the increase in the fund`s credit risk, is in the interests of the fund`s shareholders. The additional flexibility will provide the fund with more options in terms of incremental yield, diversification, and the ability to manage the fund in response to interest rate changes. With these tools the Board believes the fund will be able to execute its investment strategies more precisely. To conform the fund`s proposed new objective to this greater investment flexibility, the new objective would require the fund to seek "high overall credit quality" rather than "maximum credit protection."

If the proposed amendment is approved by shareholders, it will become effective on or about June 1, 2006. Shareholders will receive notification of any changes to the fund`s objectives and programs.

The date of the above supplement is February 28, 2006.

F70-041 2/28/06